                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 7, 2000



                               ILEX ONCOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                   0-23413                               94-3123681
--------------------------------------------------------------------------------
            (Commission File Number)           (IRS Employer Identification No.)


          11550 I.H. 10 West, Suite 100,
              San Antonio, Texas                            78230
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)              (Zip Code)


                                 (210) 949-8200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On March 7, 2000, ILEX Oncology, Inc.(the "Company") issued a press release announcing a private placement of the Company's securities. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

Item 7 (c).  Exhibits.

         Exhibit 99.1 Press Release dated March 7, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ILEX ONCOLOGY, INC.



                              By  /s/ Gregory L.  Weaver
                                  ----------------------------------------------
                                      Gregory L.  Weaver
                                      Vice President and Chief Financial Officer


DATE: March 7, 2000

                               INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION
NO.
-------        -----------

99.1           Press Release dated March 7, 2000.